UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009 (September 15, 2009)

ORE PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23317	06-1411336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Professional Drive, Suite 101, Gaithersburg, Maryland	20879
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (240) 361-4400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          On September 15, 2009, Ore Pharmaceuticals Inc. (the “Company”) received a written notice from the Nasdaq Stock Market ("Nasdaq") stating that for the previous 30 consecutive business days, the bid price of the Company’s listed securities had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market pursuant to Marketplace Rule 5550(a)(2).

          The notification letter stated that, pursuant to Marketplace Rule 5810(c)(3)(A), the Company has a grace period of 180 calendar days, or until March 15, 2010, to regain compliance with the minimum bid price requirement.  In order to regain compliance, the bid price of the Company’s listed securities must close at $1.00 per share or more for a minimum of ten consecutive business days during the grace period.  If compliance with Marketplace Rule 5550(a)(2) cannot be demonstrated by March 15, 2010, then the Nasdaq staff will provide written notification to the Company that its securities will be delisted. At that time, the Company will be permitted to appeal Nasdaq’s determination to a Hearings Panel.  Alternatively, the Company may be eligible for an additional grace period if, on the 180th day of the grace period, it meets the initial listing standards, with the exception of bid price, for The Nasdaq Capital Market.  If the Company meets such initial listing criteria, the Nasdaq staff will notify the Company that it has been granted an additional 180 calendar day compliance period.

          While the Company will attempt to regain compliance with Marketplace Rule 5550(a)(2), there can be no assurance that the bid price of the Company’s listed securities will close at $1.00 per share or more for a minimum of ten consecutive business days during the grace period, or, that on the 180th day of the grace period, the Company will meet all applicable standards for initial listing (except the bid price requirement) on The Nasdaq Capital Market in order to be eligible for an additional 180 calendar day compliance period.

          The Company issued a press release on September 18, 2009 announcing its receipt of the Nasdaq notice.  A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORE PHARMACEUTICALS INC.

Date: September 18, 2009	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 18, 2009